UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

June 30, 2015
Date of Report (Date of earliest event reported)

The Taiwan Fund, Inc.
(Exact name of registrant as specified in its charter)

Delaware	811-04893	042942862
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o State Street Bank and Trust Company
100 Huntington Avenue, CPH0326,
Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip Code)

1 (877) 864-5056
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index
June 2015 Monthly Review of the Fund’s performance by the Fund’s investment adviser

Item 7.01. Regulation FD Disclosure.

Pursuant to Regulation FD Rules 100-103, The Taiwan Fund, Inc. (the “Fund”) furnishes the Monthly Review of the Fund’s performance by the Fund’s investment adviser.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99	June 2015 Monthly Review of the Fund’s performance by the Fund’s investment adviser

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Taiwan Fund, Inc. (Registrant)

Dated: July 21, 2015	/s/ Brian F. Link
Name: Brian F. Link Title: Secretary

Exhibit Index

Exhibit No.	Description
99	June 2015 Monthly Review of the Fund’s performance by the Fund’s investment adviser